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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 10, 1998


                           JAMES CABLE PARTNERS, L.P.
                            JAMES CABLE FINANCE CORP.
           (Exact name of each Registrant as specified in its charter)


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
             Delaware                         333-35183 and 333-35183-01                     38-2778219
             Michigan                           (Commission File Nos.)                       38-3182724
 (State or Other Jurisdiction of                                                          (I.R.S. Employer
  Incorporation or Organization)                                                        Identification Nos.)
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       710 N. Woodward Avenue, Suite 180, Bloomfield Hills, Michigan 48304
               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (248) 647-1080






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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On December 10, 1998, pursuant to an Asset Purchase Agreement dated as of June 24, 1998, James Cable Partners, L.P. ("James") purchased the Cable Systems (as described below) of Fannon Cable T.V., Inc. for $7.65 million in cash. A portion of the purchase price was funded with a $3.5 million draw against James' existing $30 million revolving bank line of credit with Canadian Imperial Bank of Commerce and NBD Bank (refer to Exhibit 4.3 included in the Registrants' Registration Statement on Form S-4 (Registration No. 333-35183) and Exhibit 4.7 filed with the Registrants' Form 10-Q filed for the quarterly period ended June 30, 1998). The remaining $4.15 million of the purchase price was funded with cash-on-hand.

     The acquired cable television systems (individually a "Cable System" and collectively the "Cable Systems") serve the communities of New Tazewell, Tazewell, Harrogate and Cumberland Gap and certain unincorporated portions of Claiborne County in the State of Tennessee.

     Included in the assets purchased were all necessary franchises, the rights to receive and distribute cable television signals to subscribers and all of the equipment and other personal and real property necessary for this reception and distribution of cable television signals to such communities. James intends to continue to use the assets in the same manner and for the same purpose as Fannon.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits.


       Exhibit Reference
            Number               Exhibit Description
            ------               -------------------
              2.1                Asset Purchase Agreement by and between Fannon
                                 Cable T.V., Inc., a Tennessee Corporation, and
                                 James Cable Partners, L.P., a Delaware Limited
                                 Partnership, Dated as of June 24, 1998*

* Filed herewith



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.


                                        JAMES CABLE PARTNERS, L.P.

                                        By:  James Communications Partners
                                        General Partner

                                        By:  Jamesco, Inc.
                                        Partner

Date:  December 22, 1998                     By:  /s/  William R. James
                                                ------------------------------
                                             William R. James
                                             President

                                        By:  James Communications Partners
                                        General Partner

                                        By:  DKS Holdings, Inc.
                                        Partner

Date:  December 22, 1998                     By:  /s/ Daniel K. Shoemaker
                                                ----------------------------
                                             Daniel K. Shoemaker
                                             President (Principal financial
                                             officer and chief accounting
                                             officer)

                                        Date:  December 22, 1998


                                        JAMES CABLE FINANCE CORP.


Date:  December 22, 1998                     By:  /s/ William R. James
                                                ------------------------------
                                             William R. James
                                             President

Date:  December 22, 1998                     By:  /s/ Daniel K. Shoemaker
                                                ----------------------------
                                             Daniel K. Shoemaker
                                             Treasurer (Principal financial
                                             officer and chief accounting
                                             officer)


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                                 Exhibit Index
                                 -------------


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
Exhibit No.         Description
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
   2.1              Asset Purchase Agreement by and between Fannon Cable T.V.,
                    Inc. a Tennessee Corporation, and James Cable Partners, L.P., a Delaware Limited Partnership, Dated as of June 24, 1998*
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* Filed herewith